Commitments and contingencies (Details) $ in Millions	9 Months Ended
Sep. 30, 2022 USD ($)
Commitments and contingencies [Abstract]
Facilities agreement, description	The cost to complete the construction is estimated to be $28.9 million of which the Company paid $7.7 million to BC Hydro in 2022, and $21.2 million is due in 2023. In addition, the Facilities Agreement requires $54.2 million in security or cash from the Company for BC Hydro system reinforcement, which is required to make the power available of which the Company paid $21.2 million to BC Hydro in 2022, and $33.0 million is due in 2023. The $54.2 million system reinforcement security will be forgiven annually, typically over a period of less than 8 years, based on project power consumption.
Secured note bears interest rate	6.50%
Annual payment	$ 14.6